Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF ACCOUNTING OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Each of the undersigned hereby certifies, in accordance with 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, in his capacity as an officer of Neah Power Systems, Inc. (the “Company”), that, to his knowledge, the Annual Report of the Company on Form 10-K for the period ended September 30, 2015, fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 and that the information contained in such report fairly presents, in all material respects, the financial condition and results of operation of the Company as of the dates and for the periods presented in the financial statements included in such report.

Dated: January 13, 2016                                                                          By: /s/ GERARD C. D’COUTO

                                                                                                                             Gerard C. D’Couto

                                                                                                                             Chief Executive Officer

Dated: January 13, 2016

                                                                                                                           By: /s/ DAVID SCHMIDT

                                                                                                                                   David Schmidt

                                                                                                                                   Acting Principal Financial Officer